                                 EXHIBIT 99.32

                                PRELIMINARY SAMPLE                        [LOGO]
                                POPULAR ABS 2005-5                        FBR(R)


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

DEAL NAME: POPULAR 2005-5

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100%

FICO & DOCUMENTATION & PURPOSE OF LOAN
---------------------------------------------------------------------------------------------------------------------------------
                 FULL     STATED    OTHER     ALL                  CO                 AVG PRIN      CURRENT      IO       SILENT
FICO SCORE       DOC       DOC       DOC      DOCS      PURCH     REFI       WAC       BAL ($)        LTV        LOANS      2NDS
---------------------------------------------------------------------------------------------------------------------------------
<450             0.00      0.00      0.00      0.00      0.00      0.00      0.00             0           0      0.00      0.00
451-500          0.00      0.00      0.00      0.00      0.00      0.00      0.00             -       0.00%      0.00      0.00
501-550          8.60      1.04      0.05      9.68      0.41      8.92     8.036    152,741.75       75.36      0.16      0.00
551-600         13.60      3.75      0.05     17.40      1.05     15.46     7.344    160,945.78       79.02      0.43      1.03
601-650         25.28     10.14      0.50     35.91      3.56     29.59     7.167    175,926.39       83.12      2.08      4.44
651-700         15.63      9.46      0.25     25.34      4.57     18.70     7.024    183,193.70       86.14      4.23      2.42
701-750          5.41      3.49      0.06      8.97      2.12      6.54     6.687    205,395.12       84.46      1.47      0.41
751-800          1.92      0.74      0.00      2.66      0.55      1.98     6.596    219,206.58       80.91      0.35      0.13
801-850          0.00      0.02      0.00      0.02      0.00      0.02     6.125     84,152.62       80.00      0.00      0.00
TOTAL           70.45     28.64      0.91    100.00     12.26     81.21     7.187    175,407.13       82.48      8.72      8.43
---------------------------------------------------------------------------------------------------------------------------------

LTV & FICO
-----------------------------------------------------------------------------------------------------------------------------
                    FICO<    450-     501-    551-    601-      651-    701-    751-     801-   TOTAL       AVG PRIN
CURRENT LTV         450      500      550     600     650       700     750     800      850    FICO         BAL ($)    WAC
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00         0.00    0.00     0.00    0.01     0.00     0.00    0.00    0.00     0.00     0.01     46,000.00   8.990
10.01 - 20.00        0.00    0.00     0.05    0.00     0.03     0.00    0.00    0.00     0.00     0.07     53,472.34   8.905
20.01 - 30.00        0.00    0.02     0.09    0.06     0.00     0.04    0.01    0.00     0.00     0.20     91,142.05   7.336
30.01 - 40.00        0.00    0.00     0.08    0.10     0.10     0.02    0.08    0.00     0.00     0.39     89,891.16   7.144
40.01 - 50.00        0.00    0.00     0.13    0.32     0.39     0.23    0.27    0.10     0.00     1.45    178,656.49   6.616
50.01 - 60.00        0.00    0.04     0.57    0.59     0.56     0.18    0.24    0.15     0.00     2.29    162,958.73   6.901
60.01 - 70.00        0.00    0.03     1.65    1.93     2.41     0.96    0.40    0.16     0.00     7.50    182,903.14   7.155
70.01 - 80.00        0.00    0.02     4.26    7.22    14.59    10.42    2.89    1.21     0.02    40.63    179,342.51   7.029
80.01 - 90.00        0.00    0.03     2.93    6.75    10.55     4.98    2.07    0.41     0.00    27.69    177,936.10   7.316
90.01 - 100.00       0.00    0.00     0.02    0.91     7.42     7.94    2.94    0.57     0.00    19.79    169,464.79   7.410
100+                    -    0.00     0.00    0.00     0.00     0.00    0.00    0.00     0.00     0.00          0.00   0.000
TOTAL                0.00    0.15     9.78   17.88    36.05    24.77    8.89    2.60     0.02   100.00    175,407.13   7.187
-----------------------------------------------------------------------------------------------------------------------------
[RESTUBBED TABLE]

LTV & FICO
-----------------------------------------------------------------
                    GROSS     LIMITED   STATED     IO      SILENT
CURRENT LTV         MARGIN    DOC       DOC       LOANS     2NDS
-----------------------------------------------------------------
0.01 - 10.00         0.00     0.00        0.01     0.00     0.00
10.01 - 20.00        0.00     0.00        0.01     0.00     0.00
20.01 - 30.00        0.00     0.00        0.08     0.00     0.00
30.01 - 40.00        0.00     0.00        0.12     0.00     0.00
40.01 - 50.00        0.00     0.09        1.01     0.00     0.00
50.01 - 60.00        0.00     0.00        0.85     0.13     0.00
60.01 - 70.00        0.00     0.07        2.77     0.28     0.08
70.01 - 80.00        0.00     0.36       15.12     3.98     8.35
80.01 - 90.00        0.00     0.09        7.10     2.15     0.00
90.01 - 100.00       0.00     0.30        1.57     2.17     0.00
100+                 0.00     0.00        0.00     0.00     0.00
TOTAL                0.00     0.91       28.64     8.72     8.43
-----------------------------------------------------------------

PRIN BALANCE & FICO
-------------------------------------------------------------------------------------------------------------------------------
                      FICO<    450-     501-    551-    601-      651-    701-    751-     801-   TOTAL       CURRENT
PRIN BALANCE          450      500      550     600     650       700     750     800      850    FICO          LTV        WAC
-------------------------------------------------------------------------------------------------------------------------------
1 - 50,000            0.00     0.00     0.17    0.12    0.10      0.03    0.07    0.00     0.00     0.49       58.08      8.424
50,001 - 100,000      0.00     0.04     1.33    2.26    3.39      2.37    0.59    0.19     0.02    10.17       82.44      7.821
100,001 - 150,000     0.00     0.06     2.07    3.83    7.33      3.45    0.91    0.24     0.00    17.84       84.05      7.476
150,001 - 200,000     0.00     0.04     2.47    3.58    7.02      5.51    1.82    0.43     0.00    20.82       83.38      7.195
200,001 - 250,000     0.00     0.00     1.42    2.82    4.73      3.57    0.79    0.43     0.00    13.77       80.24      7.044
250,001 - 300,000     0.00     0.00     0.96    1.64    3.95      2.33    1.27    0.38     0.00    10.54       82.23      7.038
300,001 - 350,000     0.00     0.00     0.71    1.13    3.49      2.80    0.61    0.00     0.00     8.73       82.55      7.007
350,001 - 400,000     0.00     0.00     0.20    1.00    2.93      1.42    0.90    0.20     0.00     6.65       82.20      6.810
400,001 - 450,000     0.00     0.00     0.00    0.80    0.93      0.57    0.33    0.23     0.00     2.86       82.59      6.830
450,001 - 500,000     0.00     0.00     0.13    0.38    0.51      1.82    0.79    0.13     0.00     3.76       83.37      6.845
500,001 - 550,000     0.00     0.00     0.00    0.15    0.71      0.56    0.15    0.14     0.00     1.71       80.07      6.569
550,001 - 600,000     0.00     0.00     0.16    0.00    0.60      0.16    0.30    0.00     0.00     1.22       83.46      6.517
600,001 - 650,000     0.00     0.00     0.16    0.17    0.17      0.00    0.17    0.00     0.00     0.67       81.64      6.985
650,001 - 700,000     0.00     0.00     0.00    0.00    0.00      0.18    0.19    0.00     0.00     0.37       79.32      5.996
700,001 - 750,000     0.00     0.00     0.00    0.00    0.19      0.00    0.00    0.00     0.00     0.19       95.00      8.125
800,001 - 850,000     0.00     0.00     0.00    0.00    0.00      0.00    0.00    0.23     0.00     0.23       79.07      6.375
TOTAL                 0.00     0.15     9.78   17.88   36.05     24.77    8.89    2.60     0.02   100.00       82.48      7.187
-------------------------------------------------------------------------------------------------------------------------------
[RESTUBBED TABLE]

PRIN BALANCE & FICO
-------------------------------------------------------------------------
                       GROSS      LIMITED    STATED       IO       SILENT
PRIN BALANCE           MARGIN       DOC       DOC        LOANS      2NDS
-------------------------------------------------------------------------
1 - 50,000               0.00       0.00      0.10       0.00      0.00
50,001 - 100,000         0.00       0.05      2.17       0.22      0.87
100,001 - 150,000        0.00       0.00      3.42       0.77      1.92
150,001 - 200,000        0.00       0.05      5.09       1.81      1.70
200,001 - 250,000        0.00       0.13      4.40       0.84      1.10
250,001 - 300,000        0.00       0.00      3.25       0.80      0.96
300,001 - 350,000        0.00       0.09      3.42       0.89      0.43
350,001 - 400,000        0.00       0.11      3.13       0.80      0.69
400,001 - 450,000        0.00       0.00      1.03       0.69      0.23
450,001 - 500,000        0.00       0.00      1.30       0.90      0.38
500,001 - 550,000        0.00       0.14      0.70       0.14      0.15
550,001 - 600,000        0.00       0.15      0.31       0.31      0.00
600,001 - 650,000        0.00       0.00      0.33       0.17      0.00
650,001 - 700,000        0.00       0.00      0.00       0.37      0.00
700,001 - 750,000        0.00       0.19      0.00       0.00      0.00
800,001 - 850,000        0.00       0.00      0.00       0.00      0.00
TOTAL                    0.00       0.91     28.64       8.72      8.43
-------------------------------------------------------------------------

MORTG RATES & FICO
--------------------------------------------------------------------------------------------------------------------------------
                      FICO<    450-     501-    551-    601-      651-    701-    751-     801-   TOTAL       CURRENT
MORTG RATES           450      500      550     600     650       700     750     800      850    FICO         LTV        WAC
--------------------------------------------------------------------------------------------------------------------------------
4.001-4.5%            0.00     0.00     0.00    0.00    0.00      0.00    0.00    0.00     0.00     0.00        0.00       0.00
4.501-5.0%            0.00     0.00     0.00    0.00    0.00      0.00    0.01    0.00     0.00     0.01       33.56      4.990
5.001-5.5%            0.00     0.00     0.00    0.00    0.04      0.06    0.11    0.06     0.00     0.27       65.13      5.450
5.501-6.0%            0.00     0.00     0.00    0.59    2.58      1.99    1.20    0.48     0.00     6.85       75.57      5.888
6.001-6.5%            0.00     0.00     0.21    1.93    3.80      4.01    2.26    0.68     0.02    12.91       78.91      6.348
6.501-7.0%            0.00     0.00     1.03    4.98   10.74      8.36    3.65    1.00     0.00    29.76       82.21      6.831
7.001-7.5%            0.00     0.02     1.55    3.72    8.42      5.28    0.97    0.14     0.00    20.08       84.05      7.326
7.501-8.0%            0.00     0.06     3.08    4.30    7.44      3.42    0.52    0.22     0.00    18.97       85.71      7.794
8.001-8.5%            0.00     0.00     1.53    1.31    2.21      0.86    0.13    0.03     0.00     6.06       85.55      8.292
8.501-9.0%            0.00     0.03     1.51    0.87    0.57      0.65    0.00    0.00     0.00     3.59       82.86      8.816
9.001-9.5%            0.00     0.03     0.39    0.06    0.12      0.10    0.02    0.00     0.00     0.69       82.39      9.354
9.501-10.0%           0.00     0.00     0.30    0.05    0.09      0.04    0.00    0.00     0.00     0.49       77.71      9.823
10.001-10.5%          0.00     0.00     0.07    0.04    0.00      0.00    0.00    0.00     0.00     0.11       76.89     10.369
10.501-11.0%          0.00     0.00     0.08    0.02    0.02      0.00    0.01    0.00     0.00     0.13       71.38     10.916
11.001-11.5%          0.00     0.00     0.03    0.00    0.00      0.00    0.00    0.00     0.00     0.03       79.20     11.500
11.501-12.0%          0.00     0.00     0.00    0.02    0.01      0.00    0.00    0.00     0.00     0.03       49.51     11.819
12.001-12.5%          0.00     0.00     0.01    0.00    0.00      0.00    0.00    0.00     0.00     0.01       78.13     12.500
12.501-13.0%          0.00     0.00     0.00    0.00    0.00      0.00    0.00    0.00     0.00     0.00        0.00       0.00
13.001-13.5%          0.00     0.00     0.00    0.00    0.00      0.00    0.00    0.00     0.00     0.00        0.00       0.00
TOTAL                 0.00     0.15     9.78   17.88   36.05     24.77    8.89    2.60     0.02   100.00       82.48      7.187
--------------------------------------------------------------------------------------------------------------------------------
[RESTUBBED TABLE]

MORTG RATES & FICO
----------------------------------------------------------------------------------------
                      GROSS       AVG PRIN      LIMITED    STATED        IO      SILENT
MORTG RATES           MARGIN       BAL ($)        DOC        DOC        LOANS     2NDS
----------------------------------------------------------------------------------------
4.001-4.5%              0.00              -       0.00        0.00       0.00     0.00
4.501-5.0%              0.00      49,757.73       0.00        0.00       0.00     0.00
5.001-5.5%              0.00     199,874.28       0.06        0.04       0.12     0.00
5.501-6.0%              0.00     264,638.04       0.00        1.34       1.11     0.58
6.001-6.5%              0.00     232,398.72       0.18        3.84       2.98     1.17
6.501-7.0%              0.00     203,612.69       0.09        9.84       2.52     3.44
7.001-7.5%              0.00     169,228.14       0.11        5.55       1.24     1.93
7.501-8.0%              0.00     146,827.18       0.23        5.05       0.37     0.78
8.001-8.5%              0.00     135,461.94       0.19        1.56       0.21     0.38
8.501-9.0%              0.00     114,696.41       0.05        0.92       0.14     0.12
9.001-9.5%              0.00      88,258.53       0.00        0.18       0.02     0.00
9.501-10.0%             0.00      86,902.59       0.00        0.19       0.00     0.03
10.001-10.5%            0.00     106,221.32       0.00        0.04       0.00     0.00
10.501-11.0%            0.00      95,905.54       0.00        0.08       0.00     0.00
11.001-11.5%            0.00      98,838.74       0.00        0.00       0.00     0.00
11.501-12.0%            0.00      52,178.09       0.00        0.01       0.00     0.00
12.001-12.5%            0.00      49,961.21       0.00        0.00       0.00     0.00
12.501-13.0%            0.00           0.00       0.00        0.00       0.00     0.00
13.001-13.5%            0.00           0.00       0.00        0.00       0.00     0.00
TOTAL                   0.00     175,407.13       0.91       28.64       8.72     8.43
----------------------------------------------------------------------------------------

MORTG RATES & LTV
------------------------------------------------------------------------------------------------------------------------------------
                       LTV       LTV       LTV         LTV        LTV      50.01 -   60.01 -    70.01 -   80.01 -   90.01 -
MORTG RATES          0.01-10  10.01-20   20.01-30   30.01-40    40.01-50      60       70        80        90         100      100+
------------------------------------------------------------------------------------------------------------------------------------
4.001-4.5%            0.00      0.00       0.00      0.00         0.00       0.00     0.00       0.00      0.00       0.00    0.00
4.501-5.0%            0.00      0.00       0.00      0.01         0.00       0.00     0.00       0.00      0.00       0.00    0.00
5.001-5.5%            0.00      0.00       0.00      0.00         0.06       0.00     0.10       0.10      0.00       0.00    0.00
5.501-6.0%            0.00      0.00       0.01      0.07         0.20       0.47     0.90       3.78      1.16       0.27    0.00
6.001-6.5%            0.00      0.00       0.00      0.06         0.37       0.44     0.88       7.48      2.61       1.07    0.00
6.501-7.0%            0.00      0.03       0.08      0.02         0.50       0.59     2.17      12.82      8.17       5.38    0.00
7.001-7.5%            0.00      0.00       0.05      0.08         0.26       0.26     1.61       6.92      5.75       5.14    0.00
7.501-8.0%            0.00      0.00       0.03      0.06         0.01       0.35     1.02       5.78      6.41       5.31    0.00
8.001-8.5%            0.00      0.00       0.02      0.04         0.03       0.08     0.27       2.11      1.70       1.81    0.00
8.501-9.0%            0.00      0.01       0.00      0.01         0.00       0.06     0.27       1.24      1.31       0.67    0.00
9.001-9.5%            0.00      0.01       0.01      0.01         0.00       0.00     0.07       0.12      0.37       0.10    0.00
9.501-10.0%           0.00      0.02       0.00      0.01         0.00       0.03     0.10       0.11      0.19       0.04    0.00
10.001-10.5%          0.00      0.00       0.00      0.00         0.00       0.00     0.04       0.04      0.03       0.00    0.00
10.501-11.0%          0.00      0.00       0.00      0.00         0.00       0.00     0.06       0.07      0.00       0.00    0.00
11.001-11.5%          0.00      0.00       0.00      0.00         0.00       0.00     0.00       0.03      0.00       0.00    0.00
11.501-12.0%          0.00      0.01       0.00      0.00         0.00       0.00     0.02       0.00      0.00       0.00    0.00
12.001-12.5%          0.00      0.00       0.00      0.00         0.00       0.00     0.00       0.01      0.00       0.00    0.00
12.501-13.0%          0.00      0.00       0.00      0.00         0.00       0.00     0.00       0.00      0.00       0.00    0.00
13.001-13.5%          0.00      0.00       0.00      0.00         0.00       0.00     0.00       0.00      0.00       0.00    0.00
TOTAL                 0.00      0.07       0.20      0.39         1.45       2.29     7.50      40.63     27.69      19.79    0.00
------------------------------------------------------------------------------------------------------------------------------------
[RESTUBBED TABLE]

MORTG RATES & LTV
---------------------------------------------------------------------------------------------
                      TOTAL    AVG    GROSS      AVG PRIN   LIMITED  STATED     IO     SILENT
MORTG RATES            LTV    FICO    MARGIN     BAL ($)      DOC     DOC      LOANS    2NDS
---------------------------------------------------------------------------------------------
4.001-4.5%            0.00    0.00     0.00         -        0.00     0.00    0.00     0.00
4.501-5.0%            0.01     730     0.00     49,757.73    0.00     0.00    0.00     0.00
5.001-5.5%            0.27     712     0.00    199,874.28    0.06     0.04    0.12     0.00
5.501-6.0%            6.85     666     0.00    264,638.04    0.00     1.34    1.11     0.58
6.001-6.5%           12.91     658     0.00    232,398.72    0.18     3.84    2.98     1.17
6.501-7.0%           29.76     645     0.00    203,612.69    0.09     9.84    2.52     3.44
7.001-7.5%           20.08     626     0.00    169,228.14    0.11     5.55    1.24     1.93
7.501-8.0%           18.97     612     0.00    146,827.18    0.23     5.05    0.37     0.78
8.001-8.5%            6.06     601     0.00    135,461.94    0.19     1.56    0.21     0.38
8.501-9.0%            3.59     576     0.00    114,696.41    0.05     0.92    0.14     0.12
9.001-9.5%            0.69     575     0.00     88,258.53    0.00     0.18    0.02     0.00
9.501-10.0%           0.49     567     0.00     86,902.59    0.00     0.19    0.00     0.03
10.001-10.5%          0.11     545     0.00    106,221.32    0.00     0.04    0.00     0.00
10.501-11.0%          0.13     565     0.00     95,905.54    0.00     0.08    0.00     0.00
11.001-11.5%          0.03     505     0.00     98,838.74    0.00     0.00    0.00     0.00
11.501-12.0%          0.03     592     0.00     52,178.09    0.00     0.01    0.00     0.00
12.001-12.5%          0.01     509     0.00     49,961.21    0.00     0.00    0.00     0.00
12.501-13.0%          0.00    0.00     0.00          0.00    0.00     0.00    0.00     0.00
13.001-13.5%          0.00    0.00     0.00          0.00    0.00     0.00    0.00     0.00
TOTAL               100.00     632     0.00    175,407.13    0.91    28.64    8.72     8.43
---------------------------------------------------------------------------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

INSTRUCTIONS: PLEASE ALSO PROVIDE INFO ON CONFORMING AND NON-CONFORMING POOL (CELLS HAVE ALREADY BEEN FORMATTED IN COLUMN B, C, D, E)

                            aggregate pool      group: __1____    group: ___2___
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        gross WAC                 7.13%              7.19%              7.08%
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       wtd avg FICO                632                632                632
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        FICO < 600                 26%                27%                26%
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       FICO 600-650                37%                37%                38%
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       wtd avg CLTV                83%                82%                83%
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        CLTV = 80                  37%                25%                47%
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       CLTV > 80.01                42%                47%                38%
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      LTV 95.01 -100               12%                13%                11%
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       Full Doc (%)                64%                70%                58%
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      Stated Doc (%)               35%                29%                40%
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        purch (%)                  26%                12%                38%
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       CO refi (%)                 69%                81%                58%
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       Own Occ (%)                 96%                95%                97%
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    Prepay Penalty (%)             86%                92%                81%
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         DTI (%)                   42%                42%                43%
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        ARM ? (%)                  55%                0%                 100%
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         2/28 (%)                  41%                0%                 76%
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         3/27 (%)                  10%                0%                 18%
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       1st Lien (%)               100%               100%                100%
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     Avg Loan Balance          186,317.56         175,407.13          196,473.72
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        # of Loans                4,385              2,114              2,271
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     Loan Bal < $100k             8.48%             10.62%              6.70%
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     Mtg Rates > 12%              0.01%              0.01%              0.00%
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                            aggregate pool      group: __1____    group: ___2___
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    Manuf Housing (%)               0                  0                  0
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      largest state              NY(12%)            NY(16%)            CA(12%)
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      silent 2nd (%)               19%                8%                 29%
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       IO loans (%)                22%                9%                 34%
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          5yr IO                   22                  9                  34
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         2 yr IO                   0%                 0%                  0%
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         IO: FICO                  656                667                653
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          IO LTV                   84%                85%                84%
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          IO DTI                   43%                42%                43%
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       IO full doc                 14%                8%                 20%
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        IO: purch                  8%                 2%                 13%
---------------------------

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.